September 29, 2006

                                   TOUCHSTONE
                                   INVESTMENTS

                      Touchstone Growth Opportunities Fund

                  Supplement to Prospectus Dated August 1, 2006

      The Board of Trustees of Touchstone Strategic Trust has approved a proposal to amend the fee schedule to the investment advisory agreement for the Touchstone Growth Opportunities Fund (the "Fund"). The proposal is subject to approval by the Fund's shareholders.

      Under the current fee arrangement, the Fund pays Touchstone Advisors, Inc. (the "Advisor") a fee according to the following schedule:

               Asset Level                     Advisory Fee
      ------------------------------           ------------
      First $50,000,000                            1.00%
      $ 50,000,001 - $100,000,000                  0.90%
      $100,000,001 - $200,000,000                  0.80%
      Over $200,000,000                            0.75%

      The Advisor believes that the existing fee arrangement would likely prevent it from earning a reasonable economic return at higher asset levels due to (1) the fee the Advisor pays for the sub-advisory services provided to the Fund and (2) the expenses incurred by the Advisor in performing services for the Fund. Under the proposed fee arrangement, the Fund would pay the Advisor a fee according to the following schedule:

               Asset Level                     Advisory Fee
      ------------------------------           ------------
      First $50,000,000                            1.00%
      $ 50,000,001 - $100,000,000                  0.90%
      $100,000,001 - $1,000,000,000                0.80%
      Over $1,000,000,000                          0.75%

      If the proposal is approved, there will be no immediate effect on Fund expenses since the Fund's assets are currently approximately $74 million. Under both the current and proposed fee arrangement, Fund expenses would not differ until the Fund's assets reached the advisory fee breakpoint threshold of $200,000,000.

      In addition, the Board of Trustees has approved a proposal to change the Fund's Investment Goal and to make the investment goal a non-fundamental rather than a fundamental policy as summarized below.

Current Goal - The Growth                 New Goal - The Growth Opportunities
Opportunities Fund seeks long-term        Fund seeks long-term growth of
capital appreciation primarily            capital.
through equity investment in
companies whose valuation may not
reflect the prospects for
accelerated earnings/cash flow
growth.

      The Fund's shareholders of record as of September 11, 2006 will be asked to vote on the proposals at a meeting scheduled for November 10, 2006.